Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE	Contacts:	Rob Capps, President & CEO MIND Technology, Inc. 281-353-4475 Ken Dennard / Zach Vaughan Dennard Lascar Investor Relations 713-529-6600 MIND@dennardlascar.com

MIND Technology Announces Completion of Preferred Stock Conversion

THE WOODLANDS, TX, September 5, 2024 – MIND Technology, Inc. (“MIND” or the “Company”) (Nasdaq: MIND; MINDP) announced that it has effected the conversion of all shares of its 9% Series A Cumulative Preferred Stock, $1.00 par value per share (the “Preferred Stock”), into the Company’s common stock, $0.01 par value per share. On August 30, 2024 the Company’s Board of Directors elected to proceed with filing the Certificate of Amendment, which provided for the conversion of each share of Preferred Stock into 3.9 shares of common stock, with the Delaware Secretary of State. The amendment had been approved by the holders of the Preferred Stock at a virtual special meeting on August 29, 2024. The amendment and the resulting conversion was effective at 4:01 p.m. Eastern Time on September 4, 2024.

Rob Capps, President and CEO of MIND, stated, “We issued approximately 6.6 million shares of common stock in this transaction and now have approximately 8 million shares of common stock outstanding. This transaction provides us with a clean capital structure and good flexibility from which to create value for our stockholders,” concluded Capps.

About MIND Technology

MIND Technology, Inc. provides technology to the oceanographic, hydrographic, defense, seismic and security industries. Headquartered in The Woodlands, Texas, MIND has a global presence with key operating locations in the United States, Singapore, Malaysia, and the United Kingdom. Its Seamap unit designs, manufactures, and sells specialized, high performance, marine exploration and survey equipment.

Forward-looking Statements

Certain statements and information in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical fact, including statements regarding our future results of operations and financial position, our business strategy and plans, our objectives for future operations, future orders and anticipated delivery of existing orders, and future payments of dividends are forward-looking statements.  The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “should,” “would,” “could” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature.  These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us.  While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate.  All comments concerning our expectations for future revenues and operating results are based on our forecasts of our existing operations and do not include the potential impact of any future acquisitions or dispositions.  Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. These risks and uncertainties include, without limitation, reductions in our customers’ capital budgets, our own capital budget, limitations on the availability of capital or higher costs of capital, volatility in commodity prices for oil and natural gas.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof.  We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, unless required by law, whether as a result of new information, future events or otherwise. All forward-looking statements included in this press release are expressly qualified in their entirety by the cautionary statements contained or referred to herein.

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